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                              Janus Adviser Series
                        Janus Adviser Foreign Stock Fund

                         Supplement dated May 12, 2006
           to Currently Effective Statement of Additional Information

On April 18, 2006, the Fund's Board of Trustees approved a plan to liquidate and terminate the Fund, effective on or about July 21, 2006 ("Liquidation Date").

Effective as of April 28, 2006, the Fund no longer accepts investments in the Fund by either new or existing shareholders.

Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to the Liquidation Date. Any applicable contingent deferred sales charges (CDSCs) or redemption fees will be waived for redemptions or exchanges. Prior to the Liquidation Date, shareholders may exchange shares of the Fund for shares of the same class of any other fund in the Trust offered through their financial intermediary or qualified plan and not be subject to any applicable initial sales charges of such fund.

To prepare for the closing and liquidation of the Fund, the Fund's portfolio manager may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment policies, and its normal exposure to stocks of issuers of several different countries will be reduced or eliminated prior to the Liquidation Date.

The liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687.

Effective as of the Liquidation Date, all references to the Fund within the Statement of Additional Information are hereby deleted.